EXHIBIT 24.1
                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a National banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perfrom any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 17th day of July, 1997.

                                        /s/ A. Jay Meyerson
                                        Name: A. Jay Meyerson

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 17th day of July, 1997.

                               /s/ Ronald J. Nicholas, Jr.
                               Name: Ronald J. Nicholas, Jr.

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 10th day of July, 1997.

                         /s/ Joseph A. Pampush
                           Name: Joseph A. Pampush

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 17th day of July, 1997.

                                    /s/ Lee Irving
                                    Name: Lee Irving

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 17th day of July, 1997.

                                    /s/ Craig C. Brooks
                                    Name:  Craig C. Brooks

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 17th day of July, 1997.

                                 /s/ Allen J. Gula
                               Name: Allen J. Gula

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association(the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 10th day of July, 1997.

                                  /s/ Jeanne B. Krips
                                 Name:  Jeanne B. Krips

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association(the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 17th day of July, 1997.

                               /s/ John H. Mancuso
                               Name:  John H. Mancuso

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 10th day of July, 1997.

                                    /s/ Kevin M. Blakely
                                    Name:  Kevin M. Blakely

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 10th day of July, 1997.

                               /s/ K. Brent Somers
                               Name:  K. Brent Somers

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of Key Bank USA, National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,000,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of a portion of the Bank's student loan portfolio, hereby constitutes and appoints Craig C. Brooks, John H. Mancuso, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 10th day of July, 1997.

                                  /s/ Stephen E. Wall
                                  Name:  S. E. Wall, President & COO